TIAA-CREF LIFE FUNDS

SUPPLEMENT NO. 1

dated August 21, 2008

to the May 1, 2008 Prospectus

SOCIAL CHOICE EQUITY FUND CHANGES

The Social Choice Equity Fund utilizes KLD Research & Analytics, Inc. (“KLD”) to screen potential investments for the Fund based on certain environmental, social and governance (“ESG”) criteria. The manner in which KLD undertakes its ESG evaluation has been updated. Therefore, starting on page 14 of the prospectus, the entire section entitled “Principal Investment Strategies” should be replaced with the following language:

“Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. The Fund will invest primarily in equity securities that meet its social criteria. The Fund attempts to track the return of the U.S. stock market as represented by its benchmark, the Russell 3000® Index, while investing only in companies whose activities are consistent with the Fund’s social criteria. See “More About Benchmarks and Other Indices” below for more information about the Fund’s benchmark.

Current Social Criteria: The social criteria the Fund takes into consideration, and any universe of investments that the Fund utilizes, are non-fundamental investment policies. They can be changed without the approval of the Fund’s shareholders.

The Fund primarily invests in companies that are screened by KLD1 to favor companies that meet or exceed certain ESG criteria. The Fund does this by investing in companies included in the KLD Broad Market Social IndexSM (the “KLD BMS Index”), which is a subset of the 3,000 largest publicly-traded U.S. companies that meet or exceed the screening criteria described below.

Prior to being eligible for inclusion in the Fund, companies are subject to a comprehensive ESG performance evaluation, consisting of numerous factors. The ESG evaluation process favors companies that are:

•	Strong stewards of the environment;
•	Devoted to serving local communities and society generally;
•	Committed to high labor standards for their own employees and those in the supply chain;
•	Dedicated to producing high-quality and safe products; and
•	Managing their companies in an exemplary and ethical manner.

Examples of environmental assessment categories are management systems, types of products and services produced, natural resource use, effect on climate change, and waste and emissions. Social evaluation categories include the treatment of employees and suppliers and dealings with the community and society at large. Governance assessment categories include governance structure, business ethics, transparency and reporting, and response to shareholder resolutions.

Companies are subsequently ranked by industry sector peer group according to the ESG performance ratings. All companies must meet or exceed minimum ESG performance standards. For each industry sector, key ESG performance factors are identified and given more weight in the process. Concerns in one area do not automatically eliminate a company from potential inclusion in the KLD BMS Index or the Fund. When ESG concerns exist, the

[1]

The Fund is not promoted, sponsored or endorsed by, or in any way affiliated with KLD. KLD is not responsible for and has not reviewed the Fund, nor any associated literature or publications and it makes no representation or warranty, express or implied, as to their accuracy, completeness or otherwise. KLD’s publication of its indices in no way suggests or implies an opinion by it as to the attractiveness or appropriateness of investment in any or all securities upon which its indices are based. KLD makes no express or implied warranty, and expressly disclaims any warranty, of any kind, including without limitation, any warranty of merchantability or fitness for a particular purpose with request to its indices or any data or any security (or combination thereof) included therein.

process gives careful consideration to how companies address the risks and opportunities they face in the context of their sector or industry and relative to their peers.

The social and environmental impact of corporate activities related to the production and sale of alcohol, tobacco, military weapons, firearms, nuclear power and gambling products and services are quantified and incorporated into a company’s overall ESG performance assessment. While not automatically excluded from the KLD BMS Index or the Fund, most companies involved in these industries are ineligible for inclusion in the Fund due to their poor overall ESG performance relative to their industry sector peers.

The Corporate Governance and Social Responsibility Committee of the Trust’s Board of Trustees provides guidance in deciding whether investments meet the social criteria. The Fund will do its best to ensure that its investments meet the social criteria, but Teachers Advisors, Inc. (“TAI”), the Fund’s investment adviser, cannot guarantee that every Fund holding will always do so. Even if an investment is not excluded by KLD’s criteria, TAI has the option of excluding the investment if it decides the investment is inappropriate. Consistent with its responsibilities, the Corporate Governance and Social Responsibility Committee will continue to evaluate the implications of any modifications KLD makes to its ESG evaluation process.

The Fund is not restricted from investing in any securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund may also invest in securities issued by other countries or their agencies or instrumentalities as approved by the Corporate Governance and Social Responsibility Committee. The Fund may invest up to 15% of its assets in foreign investments. The Fund may also buy futures contracts and other derivative instruments for hedging and for cash management purposes.”

BOND FUND PORTFOLIO MANAGER CHANGES

The portfolio management team of the Bond Fund has changed. Therefore, the following information on the Fund’s portfolio management team should replace the existing information for the Fund within the “Portfolio Management Teams” section of the Prospectus:

Name and Title	Portfolio Role/Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)
			At TIAA	Total	On Team
BOND FUND

Elizabeth (Lisa) D. Black, CFA Managing Director	Asset Allocation (General Oversight)	TAI, TIAA and its affiliates — 1987 to Present (currently, head of fixed-income portfolio management and asset allocation; previously, head of third-party fixed-income portfolio management teams)	1987	1987	2008
John M. Cerra Managing Director	Lead Portfolio Manager	TAI, TIAA and its affiliates — 1985 to Present (fixed-income credit research and portfolio management)	1985	1985	2003

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